Exhibit 10

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the Registration Statements (Form S-8 Nos. 333-6032, 333-7260, 333-9136, 333-9508 and 333-114489) pertaining to the Employees’ Stock Options Plans of Check Point Software Technologies Ltd. of our report dated March 31, 2005, with respect to the consolidated financial statements of Check Point Software Technologies Ltd. included in this Annual Report on Form 20-F for the year ended December 31, 2004.

April 04, 2005 Tel-Aviv, Israel	KOST, FORER, GABBAY & KASIERER A Member of Ernst & Young Global